LEGG MASON ETF EQUITY TRUST

SUPPLEMENT DATED JANUARY 10, 2017

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

Effective February 15, 2017, all references to “Legg Mason ETF Equity Trust” are changed to “Legg Mason ETF Investment Trust.”

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and Statement of Additional Information
Legg Mason Developed ex-US Diversified Core ETF	December 28, 2015
Legg Mason Emerging Markets Diversified Core ETF	December 28, 2015
Legg Mason US Diversified Core ETF	December 28, 2015
Legg Mason Low Volatility High Dividend ETF	December 28, 2015
Legg Mason International Low Volatility High Dividend ETF	July 27, 2016
Legg Mason Emerging Markets Low Volatility High Dividend ETF	November 17, 2016
Legg Mason Global Infrastructure ETF	December 29, 2016

Please retain this supplement for future reference.

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